SWA-PA-03729 1 SA-23 BOEING PROPRIETARY SUPPLEMENTAL AGREEMENT NO. 23 to PURCHASE AGREEMENT NO. 03729 between THE BOEING COMPANY and SOUTHWEST AIRLINES CO. Relating to Boeing Model 737-8 and 737-7 Aircraft THIS SUPPLEMENTAL AGREEMENT NO. 23 (SA-23), entered into as of December 23, 2024, is made between THE BOEING COMPANY, a Delaware corporation (Boeing), and SOUTHWEST AIRLINES CO., a Texas corporation (Customer). RECITALS: WHEREAS, Customer and Boeing entered into Purchase Agreement Number PA- 03729 dated December 13, 2011 (as amended and supplemented, Purchase Agreement) relating to the purchase and sale of Boeing model 737-8 (737-8 Aircraft) and model 737-7 aircraft (737-7 Aircraft) (737-8 Aircraft and 737-7 Aircraft collectively, the “Aircraft”). This SA-23 is an amendment to and is incorporated into the Purchase Agreement. Capitalized terms used herein but not otherwise defined will have the meaning set forth in the Purchase Agreement; WHEREAS, Customer has previously notified Boeing of the exercise of (i) two (2) Original Option Aircraft and seventeen (17) 2020 Option Aircraft (Exercised Option Aircraft) pursuant to the terms of Letter Agreement No. SWA-PA-03729-LA-1106474R8, entitled “Option Aircraft” and (ii) concurrent model substitution pursuant to the terms of Letter Agreement No. SWA-PA-03729-LA-1106471R2 entitled “Substitute Aircraft” as follows; (i) two (2) Original Option Aircraft and model substitutions for such Exercised Option Aircraft from 737-8 to 737-7 Aircraft scheduled for delivery in October 2025; and (ii) seventeen (17) 2020 Option Aircraft and model substitutions for such Exercised Option Aircraft from 737-8 to 737-7 Aircraft scheduled for delivery in: Four (4) October 2025, Five (5) November 2025, Three (3) December 2025, Two (2) January 2026, One (1) February 2026 and Two (2) March 2026; [***] = Certain identified information has been excluded from the exhibit because it is both not material and is of the type that the registrant treats as private or confidential.

SWA-PA-03729 2 SA-23 BOEING PROPRIETARY WHEREAS, Customer and Boeing agree to the model substitution from model 737-7 to model 737-8, pursuant to the terms of Letter Agreement No. SWA-PA-03729- LA-2202855R5 entitled “2023-2025 MAX Production Plan”, of eleven (11) Aircraft (Substituted Aircraft) as follows: four (4) March 2025, four (4) April 2025 and three (3) May 2025 scheduled escalation delivery months, as identified in Table 1A, Aircraft Delivery, Description, Price, and Advance Payments 737-8 Aircraft and Table 1B, Aircraft Delivery, Description, Price, and Advance Payments 737-7 Aircraft. WHEREAS, Customer and Boeing agree to reschedule the deliveries of certain 737-7 Aircraft as identified in Table 1B, Aircraft Delivery, Description, Price, and Advance Payments 737-7 Aircraft; NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows: 1. TABLE OF CONTENTS. The Table of Contents of the Purchase Agreement is hereby deleted in its entirety and replaced by a new Table of Contents (attached), which lists the Tables, Exhibits, and Letter Agreements revised or added by this SA-23 and is identified by “SA-23”. Such revised Table of Contents is incorporated into the Purchase Agreement by this reference. 2. TABLES. 2.1. Table 1A, Aircraft Delivery, Description, Price and Advance Payments – 737-8 Aircraft, is hereby deleted in its entirety and replaced by a new Table 1A (identified by “SA-23”) attached hereto and incorporated into the Purchase Agreement by this reference. Table 1A has been updated to add eleven (11) Substituted Aircraft with escalation delivery months in March 2025, April 2025 and May 2025. 2.2. Table 1B, Aircraft Delivery, Description, Price and Advance Payments – 737-7 Aircraft, is hereby deleted in its entirety and replaced by a new Table 1B (identified by "SA-23") attached hereto and incorporated into the Purchase Agreement by this reference. Table 1B has been updated to: add nineteen (19) Exercised Option Aircraft, reschedule three (3) August 2025 to January 2026 and (3) January 2026 to August 2025 Aircraft, and convert eleven (11) Substituted Aircraft. 2.3. Attachment 1-A, Aircraft Delivery, Description, Price and Advance Payments – 737-8 Original Option Aircraft, is hereby deleted in its entirety and replaced by a new Attachment 1-A (identified by "SA-23") attached hereto and incorporated into the Purchase Agreement by this reference. Attachment 1A removes the Exercised Options. 2.4. Attachment 1-B, Aircraft Delivery, Description, Price and Advance Payments – 737-8 2020 Option Aircraft, is hereby deleted in its entirety and replaced by a new Attachment 1-B (identified by "SA-23") attached hereto and incorporated into the

SWA-PA-03729 3 SA-23 BOEING PROPRIETARY Purchase Agreement by this reference. Attachment 1B has been updated to remove the Exercised Options. 3. LETTER AGREEMENTS. 3.1. Letter Agreement No. SWA-PA-03729-LA-2202855R4 entitled “2023/2024 MAX Production Plan”, is hereby deleted in its entirety and replaced by Letter Agreement No. SWA-PA-03729-LA-2202855R5 entitled “2023-2025 MAX Production Plan”. Letter Agreement No. SWA-PA-03729-LA-2202855R5 has been updated to revise the production letter terms and add eleven (11) 737-8 Aircraft conversions with escalation delivery months in March 2025, April 2025 and May 2025 4. SA-23 [***] 4.1. Due to Customer’s prior exercise of the Exercised Option Aircraft, Customer [***] according to the terms of the Purchase Agreement. Customer agrees to make advance payments for such Exercised Option Aircraft in accordance with the terms of the Purchase Agreement. For clarity, [***]. 4.2. Due to the acceleration of three (3) January 2026 to August 2025 Aircraft, described in this SA-23, [***]. 4.3. As it relates to the Substituted Aircraft, Customer and Boeing agree [***]. Customer agrees to continue to pay advance payments in accordance with the terms of the Purchase Agreement. 5. Miscellaneous. 5.1. The Purchase Agreement is amended as set forth above, and all other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect. Any Tables of Contents, Letter Agreements or other documents that are listed in the sections above are incorporated into this SA-23 by reference.

SWA-PA-03729 4 SA-23 BOEING PROPRIETARY EXECUTED IN DUPLICATE as of the day and year first above written. THE BOEING COMPANY SOUTHWEST AIRLINES CO. By: /s/Herbert C. Portillo By: /s/ Jon Stephens Name: Herbert C. Portillo Name: Jon Stephens Its: Attorney-In-Fact Its: VP Fleet Management

SWA-PA-03729 SA-23 Page 1 BOEING PROPRIETARY TABLE OF CONTENTS ARTICLES TITLES Article 1 Quantity, Model and Description SA-2 Article 2 Delivery Schedule Article 3 Price Article 4 Payment SA-2 Article 5 Additional Terms TABLE TITLE 1A 737-8 Aircraft Information Table SA-23 1B 737-7 Aircraft Information Table SA-23 EXHIBIT A1 737-8 Aircraft Configuration SA-11 A2 737-7 Aircraft Configuration SA-8 A-3 737-8 Remarket Aircraft Configuration SA-17 B* Aircraft Delivery Requirements and Responsibilities B-1 Remarket Aircraft Technical SA-17 Acceptance and Delivery Requirements and Responsibilities SUPPLEMENTAL EXHIBITS TITLES AE1* Escalation Adjustment/Airframe and Optional Features BFE1 BFE Variables for 737-8 SA-7 BFE2 BFE Variables for 737-7 SA-8 CS1 Customer Support Variables CS1-7MAX Customer Support Variables SA-2 EE1* Engine Escalation/Engine Warranty and Patent Indemnity

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Airframe Model/MTOW: 737-8 181,200 pounds Detail Specification: D019A008-P (5/1/2017) Engine Model/Thrust: CFMLEAP-1B28(2) 27,900 pounds Airframe Price Base Year/Escalation Formula: Jul-11 Non-Standard Airframe Price: [***] Engine Price Base Year/Escalation Formula: N/A N/A Optional Features: [***] Sub-Total of Airframe and Features: [***] Airframe Escalation Data: Engine Price (Per Aircraft): [***] Base Year Index (ECI): [***] Aircraft Basic Price (Excluding BFE/SPE): [***] Base Year Index (CPI): [***] Buyer Furnished Equipment (BFE) Estimate: [***] Seller Purchased Equipment (SPE) Estimate: [***] Deposit per Aircraft: [***] Invoice Escalation Manufacturer Escalation Estimate Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(4) Date *(3.2) Aircraft (Airframe) Number*(2) Factor [***] Notes Price Per A/P [***] [***] [***] [***] Jul-2017 [***] 1 [***] 36929 [***] [***] Note 1 [***] [***] [***] [***] [***] Jul-2017 [***] 1 [***] 42558 [***] [***] Note 1 [***] [***] [***] [***] [***] Jul-2017 [***] 1 [***] 42559 [***] [***] Note 1 [***] [***] [***] [***] [***] Aug-2017 [***] 1 [***] 36979 [***] [***] Note 1 [***] [***] [***] [***] [***] Aug-2017 [***] 1 [***] 36930 [***] [***] Note 1 [***] [***] [***] [***] [***] Aug-2017 [***] 1 [***] 36984 [***] [***] Note 1 [***] [***] [***] [***] [***] Aug-2017 [***] 1 [***] 42567 [***] [***] Note 1 [***] [***] [***] [***] [***] Aug-2017 [***] 1 [***] 42563 [***] [***] Note 1 [***] [***] [***] [***] [***] Aug-2017 [***] 1 [***] 42566 [***] [***] Note 1 [***] [***] [***] [***] [***] Sep-2017 [***] 1 [***] 36934 [***] [***] Note 1 [***] [***] [***] [***] [***] Oct-2017 [***] 1 [***] 42544 [***] [***] [***] [***] [***] [***] [***] Oct-2017 [***] 1 [***] 42570 [***] [***] [***] [***] [***] [***] [***] Nov-2017 [***] 1 [***] 36988 [***] [***] [***] [***] [***] [***] [***] Dec-2017 [***] 1 [***] 42554 [***] [***] [***] [***] [***] [***] [***] Mar-2018 [***] 1 [***] 36989 [***] [***] [***] [***] [***] [***] [***] Mar-2018 [***] 1 [***] 42571 [***] [***] [***] [***] [***] [***] [***] Apr-2018 [***] 1 [***] 42546 [***] [***] [***] [***] [***] [***] [***] Jun-2018 [***] 1 [***] 42572 [***] [***] [***] [***] [***] [***] [***] Jun-2018 [***] 1 [***] 42547 [***] [***] [***] [***] [***] [***] [***] Aug-2018 [***] 3 [***] 42548, 37019, 42549 [***] [***] [***] [***] [***] [***] [***] Aug-2018 [***] 1 [***] 42574 [***] [***] [***] [***] [***] [***] [***] Aug-2018 [***] 1 [***] 42575 [***] [***] [***] [***] [***] [***] [***] Sep-2018 [***] 2 [***] 42573, 42576 [***] [***] [***] [***] [***] [***] [***] Dec-2018 [***] 1 [***] 42577 [***] [***] [***] [***] [***] [***] [***] Dec-2018 [***] 4 [***] 37042, 42550, 42551, 37043 [***] [***] [***] [***] [***] [***] [***] Feb-2021 [***] 1 [***] 42633 [***] [***] [***] [***] [***] [***] [***] Feb-2021 [***] 2 [***] 65437, 65436 [***] [***] [***] [***] [***] [***] [***] SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-23 Page 1

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(4) Date *(3.2) Aircraft (Airframe) Number*(2) Factor [***] Notes Price Per A/P [***] [***] [***] [***] Feb-2021 [***] 1 [***] 42634 [***] [***] [***] [***] [***] [***] [***] Feb-2021 [***] 1 [***] 36722 [***] [***] [***] [***] [***] [***] [***] Feb-2021 [***] 1 [***] 42537 [***] [***] [***] [***] [***] [***] [***] Mar-2021 [***] 1 [***] 42641 [***] [***] [***] [***] [***] [***] [***] Mar-2021 [***] 1 [***] 65471 [***] [***] [***] [***] [***] [***] [***] Mar-2021 [***] 1 [***] 42637 [***] [***] [***] [***] [***] [***] [***] Mar-2021 [***] 1 [***] 65438 [***] [***] [***] [***] [***] [***] [***] Mar-2021 [***] 2 [***] 42647, 42661 [***] [***] [***] [***] [***] [***] [***] Mar-2021 [***] 1 [***] 65439 [***] [***] [***] [***] [***] [***] [***] Mar-2021 [***] 1 [***] 65440 [***] [***] [***] [***] [***] [***] [***] Apr-2021 [***] 2 [***] 42646, 42662 [***] [***] [***] [***] [***] [***] [***] Apr-2021 [***] 1 [***] 42536 [***] [***] [***] [***] [***] [***] [***] Apr-2021 [***] 1 [***] 42664 [***] [***] [***] [***] [***] [***] [***] Apr-2021 [***] 1 [***] 65473 [***] [***] [***] [***] [***] [***] [***] Mar-2022 [***] 1 [***] 67206 [***] [***] Note 6 [***] [***] [***] [***] [***] Mar-2022 [***] 1 [***] 67205 [***] [***] Note 6 [***] [***] [***] [***] [***] Mar-2022 [***] 1 [***] 67207 [***] [***] Note 6 [***] [***] [***] [***] [***] Mar-2022 [***] 1 [***] 67208 [***] [***] Note 6 [***] [***] [***] [***] [***] Mar-2022 [***] 1 [***] 67209 [***] [***] Note 6 [***] [***] [***] [***] [***] Apr-2022 [***] 1 [***] 67216 [***] [***] Note 6 [***] [***] [***] [***] [***] Apr-2022 [***] 1 [***] 67214 [***] [***] Note 6 [***] [***] [***] [***] [***] Apr-2022 [***] 1 [***] 67213 [***] [***] Note 6 [***] [***] [***] [***] [***] Apr-2022 [***] 1 [***] 67212 [***] [***] Note 6 [***] [***] [***] [***] [***] Apr-2022 [***] 1 [***] 67211 [***] [***] Note 6 [***] [***] [***] [***] [***] Apr-2022 [***] 1 [***] 67210 [***] [***] Note 6 [***] [***] [***] [***] [***] Apr-2022 [***] 1 [***] 67215 [***] [***] Note 6 [***] [***] [***] [***] [***] May-2022 [***] 1 [***] 60223 [***] [***] Note 6 [***] [***] [***] [***] [***] May-2022 [***] 1 [***] 67217 [***] [***] Note 6 [***] [***] [***] [***] [***] May-2022 [***] 1 [***] 67218 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 60226 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 60225 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67520 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67521 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67514 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67518 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67519 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67517 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67516 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67513 [***] [***] Note 6 [***] [***] [***] [***] [***] SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-23 Page 2

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(4) Date *(3.2) Aircraft (Airframe) Number*(2) Factor [***] Notes Price Per A/P [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67515 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 60649 [***] [***] Note 6 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 60652 [***] [***] Note 6 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 60653 [***] [***] Note 6 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67753 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67754 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67755 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67756 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67757 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67758 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67759 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67762 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67760 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67761 [***] [***] Note 8 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 60187 [***] [***] Note 6 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 60188 [***] [***] Note 6 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 60186 [***] [***] Note 6 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67775 [***] [***] Note 6 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67774 [***] [***] Note 6 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67773 [***] [***] Note 6 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67782 [***] [***] Note 8 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67781 [***] [***] Note 8 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67780 [***] [***] Note 8 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67779 [***] [***] Note 8 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67778 [***] [***] Note 8 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67777 [***] [***] Note 8 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67776 [***] [***] Note 8 [***] [***] [***] [***] [***] Sep-2022 [***] 1 [***] 60219 [***] [***] Note 6 [***] [***] [***] [***] [***] Sep-2022 [***] 1 [***] 67480 [***] [***] Note 5 Sep-2022 [***] 1 [***] 67479 [***] [***] Note 5 Sep-2022 [***] 1 [***] 67477 [***] [***] Note 5 Sep-2022 [***] 1 [***] 67476 [***] [***] Note 5 Sep-2022 [***] 1 [***] 67473 [***] [***] Note 5 Sep-2022 [***] 1 [***] 67472 [***] [***] Note 5 Sep-2022 [***] 1 [***] 67478 [***] [***] Note 5 Sep-2022 [***] 1 [***] 67475 [***] [***] Note 5 Sep-2022 [***] 1 [***] 42598 [***] [***] Note 5 Sep-2022 [***] 1 [***] 67474 [***] [***] Note 5 Oct-2022 [***] 1 [***] 67481 [***] [***] Note 5 SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-23 Page 3

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(4) Date *(3.2) Aircraft (Airframe) Number*(2) Factor [***] Notes Price Per A/P [***] [***] [***] [***] Oct-2022 [***] 1 [***] 67487 [***] [***] Note 5 Oct-2022 [***] 1 [***] 67785 [***] [***] Note 6 [***] [***] [***] [***] [***] Oct-2022 [***] 1 [***] 67784 [***] [***] Note 6 [***] [***] [***] [***] [***] Oct-2022 [***] 1 [***] 67783 [***] [***] Note 6 [***] [***] [***] [***] [***] Jan-2023 [***] 1 [***] 67512 [***] [***] Note 6 [***] [***] [***] [***] [***] Jan-2023 [***] 1 [***] 67485 [***] [***] Note 5 Jan-2023 [***] 1 [***] 67484 [***] [***] Note 5 Jan-2023 [***] 1 [***] 67482 [***] [***] Note 5 Jan-2023 [***] 1 [***] 67752 [***] [***] Note 5 Jan-2023 [***] 1 [***] 67486 [***] [***] Note 5 Jan-2023 [***] 1 [***] 67751 [***] [***] Note 5 Jan-2023 [***] 1 [***] 67750 [***] [***] Note 5 Jan-2023 [***] 1 [***] 67483 [***] [***] Note 5 Jan-2023 [***] 1 [***] 67493 [***] [***] Note 5 Jan-2023 [***] 1 [***] 67489 [***] [***] Note 5 Jan-2023 [***] 1 [***] 67793 [***] [***] Note 5 Feb-2023 [***] 1 [***] 60650 [***] [***] Note 6 [***] [***] [***] [***] [***] Feb-2023 [***] 1 [***] 67492 [***] [***] Note 5 Feb-2023 [***] 1 [***] 67490 [***] [***] Note 5 Feb-2023 [***] 1 [***] 67491 [***] [***] Note 5 Feb-2023 [***] 1 [***] 67488 [***] [***] Note 5 Mar-2023 [***] 1 [***] 67794 [***] [***] Note 5 Mar-2023 [***] 1 [***] 67795 [***] [***] Note 5 Mar-2023 [***] 1 [***] 42600 [***] [***] Note 5 Mar-2023 [***] 1 [***] 67786 [***] [***] Note 6 [***] [***] [***] [***] [***] Mar-2023 [***] 1 [***] 67826 [***] [***] Note 5 Mar-2023 [***] 1 [***] 67825 [***] [***] Note 5 Mar-2023 [***] 1 [***] 42591 [***] [***] Note 5 Mar-2023 [***] 1 [***] 67498 [***] [***] Note 5 Mar-2023 [***] 1 [***] 67497 [***] [***] Note 5 Mar-2023 [***] 1 [***] 67496 [***] [***] Note 5 Mar-2023 [***] 1 [***] 67495 [***] [***] Note 5 Mar-2023 [***] 1 [***] 67471 [***] [***] Note 5 Mar-2023 [***] 1 [***] 67494 [***] [***] Note 5 Apr-2023 [***] 1 [***] 67787 [***] [***] Note 6 [***] [***] [***] [***] [***] Apr-2023 [***] 1 [***] 42657 [***] [***] Note 7 Apr-2023 [***] 1 [***] 42671 [***] [***] Note 7 May-2023 [***] 1 [***] 67470 [***] [***] Note 5 SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-23 Page 4

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(4) Date *(3.2) Aircraft (Airframe) Number*(2) Factor [***] Notes Price Per A/P [***] [***] [***] [***] May-2023 [***] 1 [***] 67865 [***] [***] Note 7 May-2023 [***] 1 [***] 67864 [***] [***] Note 7 May-2023 [***] 1 [***] 67863 [***] [***] Note 7 May-2023 [***] 1 [***] 67862 [***] [***] Note 7 May-2023 [***] 1 [***] 67861 [***] [***] Note 7 May-2023 [***] 1 [***] 67860 [***] [***] Note 7 May-2023 [***] 1 [***] 67859 [***] [***] Note 7 May-2023 [***] 1 [***] 67858 [***] [***] Note 7 May-2023 [***] 1 [***] 42679 [***] [***] Note 7 May-2023 [***] 1 [***] 67915 [***] [***] Note 7 Jun-2023 [***] 1 [***] 42678 [***] [***] Note 7 Jun-2023 [***] 1 [***] 42688 [***] [***] Note 7 Jun-2023 [***] 1 [***] 67918 [***] [***] Note 7 Jun-2023 [***] 1 [***] 67917 [***] [***] Note 7 Jun-2023 [***] 1 [***] 42681 [***] [***] Note 7 Jun-2023 [***] 1 [***] 42680 [***] [***] Note 7 Jun-2023 [***] 1 [***] 67967 [***] [***] Note 7 Jul-2023 [***] 1 [***] 67919 [***] [***] Note 7 Jul-2023 [***] 1 [***] 67913 [***] [***] Note 7 Jul-2023 [***] 1 [***] 42684 [***] [***] Note 7 Jul-2023 [***] 1 [***] 67966 [***] [***] Note 7 Jul-2023 [***] 1 [***] 67965 [***] [***] Note 7 Jul-2023 [***] 1 [***] 42683 [***] [***] Note 7 Jul-2023 [***] 1 [***] 68047 [***] [***] Note 7 Aug-2023 [***] 1 [***] 67916 [***] [***] Note 7 Aug-2023 [***] 1 [***] 67914 [***] [***] Note 7 Aug-2023 [***] 1 [***] 67964 [***] [***] Note 7 Aug-2023 [***] 1 [***] 67962 [***] [***] Note 7 Aug-2023 [***] 1 [***] 42687 [***] [***] Note 7 Aug-2023 [***] 1 [***] 68046 [***] [***] Note 7 Aug-2023 [***] 1 [***] 68118 [***] [***] Note 7 Aug-2023 [***] 1 [***] 68119 [***] [***] Note 7 Sep-2023 [***] 1 [***] 67961 [***] [***] Note 7 Sep-2023 [***] 1 [***] 42685 [***] [***] Note 7 Sep-2023 [***] 1 [***] 68117 [***] [***] Note 7 Oct-2023 [***] 1 [***] 42560 [***] [***] Note 9 Oct-2023 [***] 1 [***] 42690 [***] [***] Note 7 Nov-2023 [***] 1 [***] 68048 [***] [***] Note 7 Nov-2023 [***] 1 [***] 68120 [***] [***] Note 7 SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-23 Page 5

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(4) Date *(3.2) Aircraft (Airframe) Number*(2) Factor [***] Notes Price Per A/P [***] [***] [***] [***] Nov-2023 [***] 1 [***] 67963 [***] [***] Note 7 Nov-2023 [***] 1 [***] 68050 [***] [***] Note 7 Nov-2023 [***] 1 [***] 68184 [***] [***] Note 9 Nov-2023 [***] 1 [***] 67469 [***] [***] Note 9 Nov-2023 [***] 1 [***] 42555 [***] [***] Note 9 Dec-2023 [***] 1 [***] 68051 [***] [***] Note 7 Dec-2023 [***] 1 [***] 68049 [***] [***] Note 7 Dec-2023 [***] 1 [***] 42686 [***] [***] Note 7 Dec-2023 [***] 1 [***] 42682 [***] [***] Note 7 Dec-2023 [***] 1 [***] 42695 [***] [***] Note 9 Dec-2023 [***] 1 [***] 68183 [***] [***] Note 9 Dec-2023 [***] 1 [***] 42689 [***] [***] Note 9 Dec-2023 [***] 1 [***] 42557 [***] [***] Note 9 Jan-2024 [***] 1 [***] 42562 [***] [***] Note 9 Jan-2024 [***] 1 [***] 68206 [***] [***] Note 9 Feb-2024 [***] 1 [***] 68207 [***] [***] Note 9 Feb-2024 [***] 1 [***] 42693 [***] [***] Note 9 Mar-2024 [***] 1 [***] 42581 [***] [***] Note 9 Jan-2024 [***] 1 [***] 42565 [***] [***] Note 9 Jan-2024 [***] 1 [***] 42564 [***] [***] Note 9 Jan-2024 [***] 1 [***] 42582 [***] [***] Note 10 Jan-2024 [***] 1 [***] 68052 [***] [***] Note 7 Feb-2024 [***] 1 [***] 68360 [***] [***] Note 10 Jan-2024 [***] 1 [***] 42568 [***] [***] Note 9 Feb-2024 [***] 1 [***] 68381 [***] [***] Note 10 Mar-2024 [***] 1 [***] 42578 [***] [***] Note 10 Jan-2024 [***] 1 [***] 68116 [***] [***] Note 7 Jan-2024 [***] 1 [***] 42594 [***] [***] Note 9 Feb-2024 [***] 1 [***] 68359 [***] [***] Note 10 Mar-2024 [***] 1 [***] 42593 [***] [***] Note 10 Mar-2024 [***] 1 [***] 42601 [***] [***] Note 10 Apr-2024 [***] 1 [***] 42605 [***] [***] Note 10 Mar-2024 [***] 1 [***] 68382 [***] [***] Note 10 Feb-2024 [***] 1 [***] 42597 [***] [***] Note 10 Apr-2024 [***] 1 [***] 68457 [***] [***] Note 10 Apr-2024 [***] 1 [***] 68458 [***] [***] Note 10 Apr-2024 [***] 1 [***] 68459 [***] [***] Note 10 Apr-2024 [***] 1 [***] 68628 [***] [***] Note 10 May-2024 [***] 1 [***] 42584 [***] [***] Note 10 SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-23 Page 6

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(4) Date *(3.2) Aircraft (Airframe) Number*(2) Factor [***] Notes Price Per A/P [***] [***] [***] [***] May-2024 [***] 1 [***] 42583 [***] [***] Note 10 May-2024 [***] 1 [***] 42585 [***] [***] Note 10 May-2024 [***] 1 [***] 68626 [***] [***] Note 10 May-2024 [***] 1 [***] 68627 [***] [***] Note 10 May-2024 [***] 1 [***] 42611 [***] [***] Note 10 Jun-2024 [***] 1 [***] 68633 [***] [***] Note 10 Jun-2024 [***] 1 [***] 42596 [***] [***] Note 10 Jun-2024 [***] 1 [***] 42599 [***] [***] Note 10 Jun-2024 [***] 1 [***] 68629 [***] [***] Note 10 Jun-2024 [***] 1 [***] 68630 [***] [***] Note 10 Jun-2024 [***] 1 [***] 68631 [***] [***] Note 10 Jun-2024 [***] 1 [***] 68632 [***] [***] Note 10 Jun-2024 [***] 1 [***] 42612 [***] [***] Note 10 Jun-2024 [***] 1 [***] 68891 [***] [***] Note 10 Jul-2024 [***] 1 [***] 42606 [***] [***] Note 10 Jul-2024 [***] 1 [***] 68890 [***] [***] Note 10 Jul-2024 [***] 1 [***] 42617 [***] [***] Note 10 Jul-2024 [***] 1 [***] 68892 [***] [***] Note 10 Jul-2024 [***] 1 [***] 68893 [***] [***] Note 10 Jul-2024 [***] 1 [***] 68894 [***] [***] Note 10 Jul-2024 [***] 1 [***] 68927 [***] [***] Note 10 Aug-2024 [***] 1 [***] 42608 [***] [***] Note 10 Aug-2024 [***] 1 [***] 42619 [***] [***] Note 10 Aug-2024 [***] 1 [***] 42622 [***] [***] Note 10 Aug-2024 [***] 1 [***] 68925 [***] [***] Note 10 Aug-2024 [***] 1 [***] 68926 [***] [***] Note 10 Nov-2024 [***] 1 [***] 68928 [***] [***] Note 10 Nov-2024 [***] 1 [***] 68929 [***] [***] Note 10 Nov-2024 [***] 1 [***] 68931 [***] [***] Note 10 Nov-2024 [***] 1 [***] 42610 [***] [***] Note 10 Nov-2024 [***] 1 [***] 42626 [***] [***] Note 10 Nov-2024 [***] 1 [***] 68932 [***] [***] Note 10 Jan-2025 [***] 1 [***] 42668 [***] [***] Note 11 Jan-2025 [***] 1 [***] 42675 [***] [***] Note 11 Jan-2025 [***] 1 [***] 36981 [***] [***] Note 11 Jan-2025 [***] 1 [***] 69677 [***] [***] Note 11 Jan-2025 [***] 1 [***] 69678 [***] [***] Note 11 Feb-2025 [***] 1 [***] 36986 [***] [***] Note 11 Feb-2025 [***] 1 [***] 36982 [***] [***] Note 11 SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-23 Page 7

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(4) Date *(3.2) Aircraft (Airframe) Number*(2) Factor [***] Notes Price Per A/P [***] [***] [***] [***] Mar-2025 [***] 1 [***] 42630 [***] [***] Note 11 Mar-2025 [***] 1 [***] 67325 [***] [***] Note 11 Mar-2025 [***] 1 [***] 67326 [***] [***] Note 11 Feb-2025 [***] 1 [***] 67468 [***] [***] Note 11 Feb-2025 [***] 1 [***] 42677 [***] [***] Note 11 Feb-2025 [***] 1 [***] 42676 [***] [***] Note 11 Feb-2025 [***] 1 [***] 42692 [***] [***] Note 11 Feb-2025 [***] 1 [***] 69915 [***] [***] Note 11 Mar-2025 [***] 1 [***] 69918 [***] [***] Note 11 Mar-2025 [***] 1 [***] 69922 [***] [***] Note 11 Mar-2025 [***] 1 [***] 42696 [***] [***] Note 11 Mar-2025 [***] 1 [***] 42700 [***] [***] Note 11 Mar-2025 [***] 1 [***] 69919 [***] [***] Note 12 Mar-2025 [***] 1 [***] 42698 [***] [***] Note 12 Mar-2025 [***] 1 [***] 69921 [***] [***] Note 12 Mar-2025 [***] 1 [***] 69920 [***] [***] Note 12 Apr-2025 [***] 1 [***] 36978 [***] [***] Note 12 Apr-2025 [***] 1 [***] 42702 [***] [***] Note 12 Apr-2025 [***] 1 [***] 42701 [***] [***] Note 12 Apr-2025 [***] 1 [***] 67319 [***] [***] Note 12 May-2025 [***] 1 [***] 68933 [***] [***] Note 12 May-2025 [***] 1 [***] 67321 [***] [***] Note 12 May-2025 [***] 1 [***] 67320 [***] [***] Note 12 Jan-2027 [***] 1 [***] 42666 [***] [***] [***] [***] [***] [***] [***] Jan-2027 [***] 1 [***] 36727 [***] [***] [***] [***] [***] [***] [***] Jan-2027 [***] 1 [***] 42580 [***] [***] [***] [***] [***] [***] [***] Jan-2027 [***] 1 [***] 42541 [***] [***] [***] [***] [***] [***] [***] Feb-2027 [***] 1 [***] 42579 [***] [***] [***] [***] [***] [***] [***] Feb-2027 [***] 1 [***] 42539 [***] [***] [***] [***] [***] [***] [***] Feb-2027 [***] 1 [***] 65441 [***] [***] [***] [***] [***] [***] [***] Feb-2027 [***] 1 [***] 42672 [***] [***] [***] [***] [***] [***] [***] Feb-2027 [***] 1 [***] 42673 [***] [***] [***] [***] [***] [***] [***] Mar-2027 [***] 1 [***] 35970 [***] [***] [***] [***] [***] [***] [***] Mar-2027 [***] 1 [***] 42669 [***] [***] [***] [***] [***] [***] [***] Mar-2027 [***] 1 [***] 42553 [***] [***] [***] [***] [***] [***] [***] Mar-2027 [***] 1 [***] 65445 [***] [***] [***] [***] [***] [***] [***] Apr-2027 [***] 1 [***] 42607 [***] [***] [***] [***] [***] [***] [***] Apr-2027 [***] 1 [***] 65442 [***] [***] [***] [***] [***] [***] [***] SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-23 Page 8

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(4) Date *(3.2) Aircraft (Airframe) Number*(2) Factor [***] Notes Price Per A/P [***] [***] [***] [***] Apr-2027 [***] 1 [***] 65446 [***] [***] [***] [***] [***] [***] [***] Apr-2027 [***] 1 [***] 33941 [***] [***] [***] [***] [***] [***] [***] May-2027 [***] 1 [***] 42540 [***] [***] [***] [***] [***] [***] [***] May-2027 [***] 1 [***] 42665 [***] [***] [***] [***] [***] [***] [***] May-2027 [***] 1 [***] 42674 [***] [***] [***] [***] [***] [***] [***] Jun-2027 [***] 1 [***] 65443 [***] [***] [***] [***] [***] [***] [***] Jun-2027 [***] 1 [***] 65444 [***] [***] [***] [***] [***] [***] [***] Jun-2027 [***] 1 [***] 65842 [***] [***] Note 3 [***] [***] [***] [***] [***] Jun-2027 [***] 1 [***] 42691 [***] [***] [***] [***] [***] [***] [***] Jul-2027 [***] 1 [***] 65467 [***] [***] [***] [***] [***] [***] [***] Jul-2027 [***] 1 [***] 65843 [***] [***] Note 3 [***] [***] [***] [***] [***] Jul-2027 [***] 1 [***] 65468 [***] [***] [***] [***] [***] [***] [***] Jul-2027 [***] 1 [***] 42694 [***] [***] [***] [***] [***] [***] [***] Aug-2027 [***] 1 [***] 65852 [***] [***] Note 3 [***] [***] [***] [***] [***] Aug-2027 [***] 1 [***] 65844 [***] [***] Note 3 [***] [***] [***] [***] [***] Aug-2027 [***] 1 [***] 65469 [***] [***] [***] [***] [***] [***] [***] Aug-2027 [***] 1 [***] 65472 [***] [***] [***] [***] [***] [***] [***] Sep-2027 [***] 1 [***] 65470 [***] [***] [***] [***] [***] [***] [***] Sep-2027 [***] 1 [***] 65850 [***] [***] Note 3 [***] [***] [***] [***] [***] Sep-2027 [***] 1 [***] 65845 [***] [***] Note 3 [***] [***] [***] [***] [***] Sep-2027 [***] 1 [***] 65447 [***] [***] [***] [***] [***] [***] [***] Oct-2027 [***] 1 [***] 65855 [***] [***] Note 3 [***] [***] [***] [***] [***] Oct-2027 [***] 1 [***] 65854 [***] [***] Note 3 [***] [***] [***] [***] [***] Oct-2027 [***] 1 [***] 65448 [***] [***] [***] [***] [***] [***] [***] Nov-2027 [***] 1 [***] 65853 [***] [***] Note 3 [***] [***] [***] [***] [***] Nov-2027 [***] 1 [***] 65851 [***] [***] Note 3 [***] [***] [***] [***] [***] Nov-2027 [***] 1 [***] 42615 [***] [***] [***] [***] [***] [***] [***] Nov-2027 [***] 1 [***] 42543 [***] [***] [***] [***] [***] [***] [***] Dec-2027 [***] 1 [***] 65847 [***] [***] Note 3 [***] [***] [***] [***] [***] Dec-2027 [***] 1 [***] 65849 [***] [***] Note 3 [***] [***] [***] [***] [***] Dec-2027 [***] 1 [***] 65474 [***] [***] [***] [***] [***] [***] [***] Jan-2028 [***] 1 [***] 65857 [***] [***] Note 3 [***] [***] [***] [***] [***] Jan-2028 [***] 1 [***] 65856 [***] [***] Note 3 [***] [***] [***] [***] [***] Jan-2028 [***] 1 [***] 65859 [***] [***] Note 3 [***] [***] [***] [***] [***] Jan-2028 [***] 1 [***] 36733 [***] [***] [***] [***] [***] [***] [***] Feb-2028 [***] 1 [***] 37034 [***] [***] [***] [***] [***] [***] [***] Feb-2028 [***] 1 [***] 36732 [***] [***] [***] [***] [***] [***] [***] Feb-2028 [***] 1 [***] 38806 [***] [***] [***] [***] [***] [***] [***] Feb-2028 [***] 1 [***] 42697 [***] [***] [***] [***] [***] [***] [***] SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-23 Page 9

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(4) Date *(3.2) Aircraft (Airframe) Number*(2) Factor [***] Notes Price Per A/P [***] [***] [***] [***] Feb-2028 [***] 1 [***] 42699 [***] [***] [***] [***] [***] [***] [***] Mar-2028 [***] 1 [***] 65860 [***] [***] Note 3 [***] [***] [***] [***] [***] Mar-2028 [***] 1 [***] 65861 [***] [***] Note 3 [***] [***] [***] [***] [***] Mar-2028 [***] 1 [***] 38815 [***] [***] [***] [***] [***] [***] [***] Mar-2028 [***] 1 [***] 65475 [***] [***] [***] [***] [***] [***] [***] Apr-2028 [***] 1 [***] 42538 [***] [***] [***] [***] [***] [***] [***] Apr-2028 [***] 1 [***] 42552 [***] [***] [***] [***] [***] [***] [***] Apr-2028 [***] 1 [***] 65858 [***] [***] Note 3 [***] [***] [***] [***] [***] Apr-2028 [***] 1 [***] 42703 [***] [***] [***] [***] [***] [***] [***] Apr-2028 [***] 1 [***] 33940 [***] [***] [***] [***] [***] [***] [***] May-2028 [***] 1 [***] 35968 [***] [***] [***] [***] [***] [***] [***] May-2028 [***] 1 [***] 35972 [***] [***] [***] [***] [***] [***] [***] May-2028 [***] 1 [***] 36736 [***] [***] [***] [***] [***] [***] [***] May-2028 [***] 1 [***] 35974 [***] [***] [***] [***] [***] [***] [***] Jun-2028 [***] 1 [***] 38817 [***] [***] [***] [***] [***] [***] [***] Jun-2028 [***] 1 [***] 65862 [***] [***] Note 3 [***] [***] [***] [***] [***] Jun-2028 [***] 1 [***] 35963 [***] [***] [***] [***] [***] [***] [***] Jun-2028 [***] 1 [***] 65450 [***] [***] [***] [***] [***] [***] [***] Jul-2028 [***] 1 [***] 35967 [***] [***] [***] [***] [***] [***] [***] Jul-2028 [***] 1 [***] 42542 [***] [***] [***] [***] [***] [***] [***] Jul-2028 [***] 1 [***] 36730 [***] [***] [***] [***] [***] [***] [***] Jul-2028 [***] 1 [***] 65449 [***] [***] [***] [***] [***] [***] [***] Aug-2028 [***] 1 [***] 65864 [***] [***] Note 3 [***] [***] [***] [***] [***] Aug-2028 [***] 1 [***] 35971 [***] [***] [***] [***] [***] [***] [***] Aug-2028 [***] 1 [***] 35975 [***] [***] [***] [***] [***] [***] [***] Aug-2028 [***] 1 [***] 65835 [***] [***] Note 3 [***] [***] [***] [***] [***] Sep-2028 [***] 1 [***] 38805 [***] [***] [***] [***] [***] [***] [***] Sep-2028 [***] 1 [***] 38804 [***] [***] [***] [***] [***] [***] [***] Sep-2028 [***] 1 [***] 65866 [***] [***] Note 3 [***] [***] [***] [***] [***] Sep-2028 [***] 1 [***] 65451 [***] [***] [***] [***] [***] [***] [***] Oct-2028 [***] 1 [***] 36729 [***] [***] [***] [***] [***] [***] [***] Oct-2028 [***] 1 [***] 65863 [***] [***] Note 3 [***] [***] [***] [***] [***] Oct-2028 [***] 1 [***] 65867 [***] [***] Note 3 [***] [***] [***] [***] [***] Oct-2028 [***] 1 [***] 42648 [***] [***] [***] [***] [***] [***] [***] Nov-2028 [***] 1 [***] 65865 [***] [***] Note 3 [***] [***] [***] [***] [***] Nov-2028 [***] 1 [***] 65868 [***] [***] Note 3 [***] [***] [***] [***] [***] Nov-2028 [***] 1 [***] 65869 [***] [***] Note 3 [***] [***] [***] [***] [***] Nov-2028 [***] 1 [***] 65452 [***] [***] [***] [***] [***] [***] [***] Nov-2028 [***] 1 [***] 42650 [***] [***] [***] [***] [***] [***] [***] SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-23 Page 10

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(4) Date *(3.2) Aircraft (Airframe) Number*(2) Factor [***] Notes Price Per A/P [***] [***] [***] [***] Dec-2028 [***] 1 [***] 65871 [***] [***] Note 3 [***] [***] [***] [***] [***] Dec-2028 [***] 1 [***] 65870 [***] [***] Note 3 [***] [***] [***] [***] [***] Dec-2028 [***] 1 [***] 42651 [***] [***] [***] [***] [***] [***] [***] Jan-2029 [***] 1 [***] 65846 [***] [***] Note 3 [***] [***] [***] [***] [***] Jan-2029 [***] 1 [***] 42649 [***] [***] [***] [***] [***] [***] [***] Jan-2029 [***] 1 [***] 65454 [***] [***] [***] [***] [***] [***] [***] Feb-2029 [***] 1 [***] 65848 [***] [***] Note 3 [***] [***] [***] [***] [***] Feb-2029 [***] 1 [***] 65453 [***] [***] [***] [***] [***] [***] [***] Feb-2029 [***] 1 [***] 42652 [***] [***] [***] [***] [***] [***] [***] Feb-2029 [***] 1 [***] 42653 [***] [***] [***] [***] [***] [***] [***] Mar-2029 [***] 1 [***] 65873 [***] [***] Note 3 [***] [***] [***] [***] [***] Mar-2029 [***] 1 [***] 65872 [***] [***] Note 3 [***] [***] [***] [***] [***] Mar-2029 [***] 1 [***] 42654 [***] [***] [***] [***] [***] [***] [***] Mar-2029 [***] 1 [***] 65455 [***] [***] [***] [***] [***] [***] [***] Mar-2029 [***] 1 [***] 65456 [***] [***] [***] [***] [***] [***] [***] Apr-2029 [***] 1 [***] 42655 [***] [***] [***] [***] [***] [***] [***] Apr-2029 [***] 1 [***] 42656 [***] [***] [***] [***] [***] [***] [***] Apr-2029 [***] 1 [***] 42670 [***] [***] [***] [***] [***] [***] [***] May-2029 [***] 1 [***] 65457 [***] [***] [***] [***] [***] [***] [***] May-2029 [***] 1 [***] 42658 [***] [***] [***] [***] [***] [***] [***] May-2029 [***] 1 [***] 65834 [***] [***] Note 3 [***] [***] [***] [***] [***] Jun-2029 [***] 1 [***] 65460 [***] [***] [***] [***] [***] [***] [***] Jun-2029 [***] 1 [***] 65458 [***] [***] [***] [***] [***] [***] [***] Jul-2029 [***] 1 [***] 65459 [***] [***] [***] [***] [***] [***] [***] Jul-2029 [***] 1 [***] 65836 [***] [***] Note 3 [***] [***] [***] [***] [***] Aug-2029 [***] 1 [***] 65837 [***] [***] Note 3 [***] [***] [***] [***] [***] Aug-2029 [***] 1 [***] 65838 [***] [***] Note 3 [***] [***] [***] [***] [***] Aug-2029 [***] 1 [***] 65839 [***] [***] Note 3 [***] [***] [***] [***] [***] Sep-2029 [***] 1 [***] 65461 [***] [***] [***] [***] [***] [***] [***] Sep-2029 [***] 1 [***] 66974 [***] [***] Note 4 [***] [***] [***] [***] [***] Oct-2029 [***] 1 [***] 65463 [***] [***] [***] [***] [***] [***] [***] Oct-2029 [***] 1 [***] 65840 [***] [***] Note 3 [***] [***] [***] [***] [***] Oct-2029 [***] 1 [***] 65841 [***] [***] Note 3 [***] [***] [***] [***] [***] Nov-2029 [***] 1 [***] 65462 [***] [***] [***] [***] [***] [***] [***] Nov-2029 [***] 1 [***] 65466 [***] [***] [***] [***] [***] [***] [***] Dec-2029 [***] 1 [***] 65465 [***] [***] [***] [***] [***] [***] [***] Dec-2029 [***] 1 [***] 65464 [***] [***] [***] [***] [***] [***] [***] Total: 422 SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-23 Page 11

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(4) Date *(3.2) Aircraft (Airframe) Number*(2) Factor [***] Notes Price Per A/P [***] [***] [***] [***] *(1) [***] *(2) Manufacturer Serial Numbers (MSN) are for reference only and are subject to change. † [***] *(3.2) [***] *(3.3) [***] *(4) [***] Notes: (1) [***] (3) [***] (4) [***] (5) Substitution of (10) September 2022 / (10) October 2022 / (10) November 2022 / (10) December 2022 -- 737-7 into 737-8 from SA-16. Reference Table 1B and Letter Agreement No. SWA-PA-03729-LA-2103755 for pricing terms and conditions for these (40) substituted Aircraft. (6) Exercise of Remarket Aircraft per SWA-PA-03729-LA-1106474, entitled Option Aircraft (7) Substitution of forty-eight (48) 737-7 into 737-8 from SA-18: (10) January 2023 / (10) February 2023 / (10) March 2023 / (10) April 2023 / (8) May 2023. Reference Table 1B and Letter Agreement No. SWA-PA-03729-LA-2202855R1, 2023 MAX Production Plan, for pricing terms and conditions for these (48) substituted Aircraft. (8) Exercise and acceleration of Remarket Aircraft per SWA-PA-03729-LA-1106474, entitled Option Aircraft and SWA-PA-03729-LA-2103755, entitled 2022/2023 Production Plan *(3.1) [***] (2) [***] (9) Substitution of seventeen (17) 737-7 into 737-8 from SA-19: (3) June 2023, (5) July 2023, (2) August 2023, (4) September 2023 and (3) October 2023. Reference Table 1B and Letter Agreement No. SWA-PA-3729-LA-2202855R1 (10) Substitution of forty-seven (47) 737-7 into 737-8 from SA-20/SA-21: (4) Nov 2023, (4) Dec 2023, (5) Jan 2024, (6) Feb 2024, (8) Mar 2024, (8) Apr 2024, (8) May, (1) June 2024, and (3) Nov. Reference Table 1B and Letter Agreement No. SWA-PA-3729-LA-2202855R3 (11) Substitution of nineteen (19) 737-7 into 737-8 from SA-22: (5) Jan 2025, (6) Feb 2025, (7) March 2025, (1) Aug 2022 [***]. Reference Table 1B and Letter Agreement No. SWA-PA-3729-LA-2202855R4 SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-23 Page 12

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Airframe Model/MTOW: 737-7 177,000 pounds Detail Specification: D019A008SWA17P-1 2Q11 External Fcst Engine Model/Thrust: CFMLEAP-1B27(1) 26,400 pounds Airframe Price Base Year/Escalation Formula: Jul-11 ECI-MFG/CPI Airframe Price: [***] Engine Price Base Year/Escalation Formula: N/A N/A Optional Features: [***] Sub-Total of Airframe and Features: [***] Airframe Escalation Data: Engine Price (Per Aircraft): [***] Base Year Index (ECI): [***] Aircraft Basic Price (Excluding BFE/SPE): [***] Base Year Index (CPI): [***] Buyer Furnished Equipment (BFE) Estimate: [***] Seller Purchased Equipment (SPE) Estimate: [***] Deposit per Aircraft: [***] Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(10) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42586 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42587 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42588 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42589 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42590 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42561 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42569 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42614 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42620 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42621 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42623 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42627 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42629 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42631 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42602 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42603 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42604 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42609 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42635 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42638 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42642 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42632 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42592 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42595 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 67466 [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-23 Page 1

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(10) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 67465 [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 67467 [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] 42598 [***] [***] (5) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Oct-2022 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Oct-2022 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Feb-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Feb-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Feb-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Feb-2023 [***] **** Substitutions [***] [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] 42600 [***] [***] (5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-23 Page 2

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(10) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] 67471 [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] 42591 [***] [***] (5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Apr-2023 [***] **** Substitutions [***] [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Apr-2023 [***] **** Substitutions [***] 42657 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Apr-2023 [***] **** Substitutions [***] 42671 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] May-2023 [***] **** Substitutions [***] 67470 [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] May-2023 [***] **** Substitutions [***] 67865 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] May-2023 [***] **** Substitutions [***] 67864 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] May-2023 [***] **** Substitutions [***] 67863 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] May-2023 [***] **** Substitutions [***] 67862 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] May-2023 [***] **** Substitutions [***] 67861 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] May-2023 [***] **** Substitutions [***] 67860 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] May-2023 [***] **** Substitutions [***] 67859 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] May-2023 [***] **** Substitutions [***] 67858 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] May-2023 [***] **** Substitutions [***] 42679 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] May-2023 [***] **** Substitutions [***] 67915 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jun-2023 [***] **** Substitutions [***] 42678 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2023 [***] **** Substitutions [***] 42688 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2023 [***] **** Substitutions [***] 67918 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jun-2023 [***] **** Substitutions [***] 67917 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jun-2023 [***] **** Substitutions [***] 42681 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2023 [***] **** Substitutions [***] 42680 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2023 [***] **** Substitutions [***] 67967 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jul-2023 [***] **** Substitutions [***] 67919 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jul-2023 [***] **** Substitutions [***] 67913 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jul-2023 [***] **** Substitutions [***] 42684 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jul-2023 [***] **** Substitutions [***] 67966 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jul-2023 [***] **** Substitutions [***] 67965 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jul-2023 [***] **** Substitutions [***] 42683 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jul-2023 [***] **** Substitutions [***] 68047 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 67916 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 67914 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 67964 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Sep-2023 [***] **** Substitutions [***] 68119 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-23 Page 3

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(10) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 67962 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 42687 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 68046 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 68118 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Sep-2023 [***] **** Substitutions [***] 42685 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 67961 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Sep-2023 [***] **** Substitutions [***] 68117 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Oct-2023 [***] **** Substitutions [***] 42690 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Oct-2023 [***] **** Substitutions [***] 42560 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Nov-2023 [***] **** Substitutions [***] 68048 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Nov-2023 [***] **** Substitutions [***] 68120 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Nov-2023 [***] **** Substitutions [***] 67963 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Nov-2023 [***] **** Substitutions [***] 68050 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Nov-2023 [***] **** Substitutions [***] 67469 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Nov-2023 [***] **** Substitutions [***] 68184 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Nov-2023 [***] **** Substitutions [***] 42555 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Dec-2023 [***] **** Substitutions [***] 68049 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Dec-2023 [***] **** Substitutions [***] 68051 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Dec-2023 [***] **** Substitutions [***] 42682 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Dec-2023 [***] **** Substitutions [***] 42686 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Dec-2023 [***] **** Substitutions [***] 42689 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Dec-2023 [***] **** Substitutions [***] 42695 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Dec-2023 [***] **** Substitutions [***] 68183 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Dec-2023 [***] **** Substitutions [***] 42557 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2024 [***] **** Substitutions [***] 42562 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2024 [***] **** Substitutions [***] 68206 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Feb-2024 [***] **** Substitutions [***] 42693 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Feb-2024 [***] **** Substitutions [***] 68207 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Mar-2024 [***] **** Substitutions [***] 42581 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2024 [***] **** Substitutions [***] 42565 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2024 [***] **** Substitutions [***] 42564 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Feb-2024 [***] **** Substitutions [***] 68360 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jan-2024 [***] **** Substitutions [***] 68052 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jan-2024 [***] **** Substitutions [***] 42582 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2024 [***] **** Substitutions [***] 42568 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Feb-2024 [***] **** Substitutions [***] 68381 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-23 Page 4

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(10) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] Mar-2024 [***] **** Substitutions [***] 42578 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Feb-2024 [***] **** Substitutions [***] 68359 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jan-2024 [***] **** Substitutions [***] 68116 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jan-2024 [***] **** Substitutions [***] 42594 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2024 [***] **** Substitutions [***] 42593 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2024 [***] **** Substitutions [***] 42601 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Apr-2024 [***] **** Substitutions [***] 42605 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2024 [***] **** Substitutions [***] 68382 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Feb-2024 [***] **** Substitutions [***] 42597 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Apr-2024 [***] **** Substitutions [***] 68457 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Apr-2024 [***] **** Substitutions [***] 68458 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Apr-2024 [***] **** Substitutions [***] 68459 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Apr-2024 [***] **** Substitutions [***] 68628 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] May-2024 [***] **** Substitutions [***] 42584 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] May-2024 [***] **** Substitutions [***] 42583 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] May-2024 [***] **** Substitutions [***] 42585 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] May-2024 [***] **** Substitutions [***] 68626 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] May-2024 [***] **** Substitutions [***] 68627 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] May-2024 [***] **** Substitutions [***] 42611 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 68633 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 42596 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 42599 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 68629 [***] [***] *(6) (5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 68630 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 68631 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 68632 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 42612 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 68891 [***] [***] *(6) (5) 737-8 Sub [***] [***] [***] [***] [***] Jul-2024 [***] **** Substitutions [***] 42606 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jul-2024 [***] **** Substitutions [***] 68890 [***] [***] *(6) (5) 737-8 Sub [***] [***] [***] [***] [***] Jul-2024 [***] **** Substitutions [***] 42617 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jul-2024 [***] **** Substitutions [***] 68892 [***] [***] *(6) (5) 737-8 Sub [***] [***] [***] [***] [***] Jul-2024 [***] **** Substitutions [***] 68893 [***] [***] *(6) (5) 737-8 Sub [***] [***] [***] [***] [***] Jul-2024 [***] **** Substitutions [***] 68894 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jul-2024 [***] **** Substitutions [***] 68927 [***] [***] *(6) (5) 737-8 Sub [***] [***] [***] [***] [***] Aug-2024 [***] **** Substitutions [***] 42608 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-23 Page 5

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(10) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] Aug-2024 [***] **** Substitutions [***] 42619 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Aug-2024 [***] **** Substitutions [***] 42622 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Aug-2024 [***] **** Substitutions [***] 68925 [***] [***] *(6) (5) 737-8 Sub [***] [***] [***] [***] [***] Aug-2024 [***] **** Substitutions [***] 68926 [***] [***] *(6) (5) 737-8 Sub [***] [***] [***] [***] [***] Nov-2024 [***] **** Substitutions [***] 68928 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Nov-2024 [***] **** Substitutions [***] 68929 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Nov-2024 [***] **** Substitutions [***] 68931 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Nov-2024 [***] **** Substitutions [***] 42610 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Nov-2024 [***] **** Substitutions [***] 42626 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Nov-2024 [***] **** Substitutions [***] 68932 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2025 [***] **** Substitutions [***] 42668 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jan-2025 [***] **** Substitutions [***] 36981 [***] [***] *(6) 737-8 Sub [***] [***] [***] [***] [***] Jan-2025 [***] **** Substitutions [***] 42675 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jan-2025 [***] **** Substitutions [***] 69677 [***] [***] *(6) 737-8 Sub [***] [***] [***] [***] [***] Jan-2025 [***] **** Substitutions [***] 69678 [***] [***] *(6) 737-8 Sub [***] [***] [***] [***] [***] Feb-2025 [***] **** Substitutions [***] 36986 [***] [***] *(6) 737-8 Sub [***] [***] [***] [***] [***] Feb-2025 [***] **** Substitutions [***] 36982 [***] [***] *(6) 737-8 Sub [***] [***] [***] [***] [***] Mar-2025 [***] **** Substitutions [***] 42630 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Mar-2025 [***] **** Substitutions [***] 67325 [***] [***] [***] [***] [***] [***] [***] Mar-2025 [***] **** Substitutions [***] 67326 [***] [***] [***] [***] [***] [***] [***] Feb-2025 [***] **** Substitutions [***] 67468 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Feb-2025 [***] **** Substitutions [***] 42677 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Feb-2025 [***] **** Substitutions [***] 42692 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Feb-2025 [***] **** Substitutions [***] 42676 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Feb-2025 [***] **** Substitutions [***] 69915 [***] [***] *(6) 737-8 Sub [***] [***] [***] [***] [***] Mar-2025 [***] **** Substitutions [***] 42696 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Mar-2025 [***] **** Substitutions [***] 42700 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Mar-2025 [***] **** Substitutions [***] 69922 [***] [***] *(8) 737-8 Sub [***] [***] [***] [***] [***] Mar-2025 [***] **** Substitutions [***] 69918 [***] [***] *(6) 737-8 Sub [***] [***] [***] [***] [***] Mar-2025 [***] **** Substitutions [***] 42698 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Mar-2025 [***] **** Substitutions [***] 69919 [***] [***] *(6) 737-8 Sub [***] [***] [***] [***] [***] Mar-2025 [***] **** Substitutions [***] 69921 [***] [***] *(6)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2025 [***] **** Substitutions [***] 69920 [***] [***] *(6)(5) 737-8 Sub [***] [***] [***] [***] [***] Apr-2025 [***] **** Substitutions [***] 36978 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Apr-2025 [***] **** Substitutions [***] 42702 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Apr-2025 [***] **** Substitutions [***] 42701 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-23 Page 6

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(10) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] Apr-2025 [***] **** Substitutions [***] 67319 [***] [***] *(5) 737-8 Sub [***] [***] [***] [***] [***] May-2025 [***] **** Substitutions [***] 68933 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] May-2025 [***] **** Substitutions [***] 67321 [***] [***] *(5) 737-8 Sub [***] [***] [***] [***] [***] May-2025 [***] **** Substitutions [***] 67320 [***] [***] *(5) 737-8 Sub [***] [***] [***] [***] [***] May-2025 [***] 1 [***] 68934 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] May-2025 [***] 1 [***] 67322 [***] [***] [***] [***] [***] [***] [***] Jun-2025 [***] 1 [***] 42624 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jun-2025 [***] 1 [***] 67323 [***] [***] [***] [***] [***] [***] [***] Jun-2025 [***] 1 [***] 67324 [***] [***] [***] [***] [***] [***] [***] Aug-2025 [***] 1 [***] 69010 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Aug-2025 [***] 1 [***] 67328 [***] [***] [***] [***] [***] [***] [***] Aug-2025 [***] 1 [***] 67327 [***] [***] [***] [***] [***] [***] [***] Aug-2025 [***] 1 [***] 67339 [***] [***] [***] [***] [***] [***] [***] Aug-2025 [***] 1 [***] 69040 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Aug-2025 [***] 1 [***] 67404 [***] [***] [***] [***] [***] [***] [***] Sep-2025 [***] 1 [***] 69012 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Sep-2025 [***] 1 [***] 67330 [***] [***] [***] [***] [***] [***] [***] Sep-2025 [***] 1 [***] 67329 [***] [***] [***] [***] [***] [***] [***] Oct-2025 [***] 1 [***] 67333 [***] [***] [***] [***] [***] [***] [***] Oct-2025 [***] 1 [***] 67331 [***] [***] [***] [***] [***] [***] [***] Oct-2025 [***] 1 [***] 67332 [***] [***] [***] [***] [***] [***] [***] Oct-2025 [***] 1 [***] 70443 [***] [***] *(6) [***] [***] [***] [***] [***] Oct-2025 [***] 1 [***] 70444 [***] [***] *(6) [***] [***] [***] [***] [***] Oct-2025 [***] 1 [***] 70543 [***] [***] *(8) [***] [***] [***] [***] [***] Oct-2025 [***] 1 [***] 70544 [***] [***] *(8) [***] [***] [***] [***] [***] Oct-2025 [***] 1 [***] 70545 [***] [***] *(8) [***] [***] [***] [***] [***] Oct-2025 [***] 1 [***] 70546 [***] [***] *(8) [***] [***] [***] [***] [***] Nov-2025 [***] 1 [***] 69013 [***] [***] / *(9) Reschedule Rights (not [***] [***] [***] [***] [***] Nov-2025 [***] 1 [***] 69014 [***] [***] / *(9) Reschedule Rights (not [***] [***] [***] [***] [***] Nov-2025 [***] 1 [***] 69015 [***] [***] / *(9) Reschedule Rights (not [***] [***] [***] [***] [***] Nov-2025 [***] 1 [***] 42625 [***] [***] / *(9) Reschedule Rights (not [***] [***] [***] [***] [***] Nov-2025 [***] 1 [***] 67335 [***] [***] schedule Rights Notice due [***] [***] [***] [***] [***] Nov-2025 [***] 1 [***] 67334 [***] [***] schedule Rights Notice due [***] [***] [***] [***] [***] Nov-2025 [***] 1 [***] 70629 [***] [***] *(8) [***] [***] [***] [***] [***] Nov-2025 [***] 1 [***] 70631 [***] [***] *(8) [***] [***] [***] [***] [***] Nov-2025 [***] 1 [***] 70632 [***] [***] *(8) [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-23 Page 7

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(10) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] Nov-2025 [***] 1 [***] 70633 [***] [***] *(8) [***] [***] [***] [***] [***] Nov-2025 [***] 1 [***] 70634 [***] [***] *(8) [***] [***] [***] [***] [***] Dec-2025 [***] 1 [***] 42639 [***] [***] / *(9) Reschedule Rights Not [***] [***] [***] [***] [***] Dec-2025 [***] 1 [***] 42636 [***] [***] / *(9) Reschedule Rights Not [***] [***] [***] [***] [***] Dec-2025 [***] 1 [***] 69036 [***] [***] / *(9) Reschedule Rights Not [***] [***] [***] [***] [***] Dec-2025 [***] 1 [***] 67338 [***] [***] eschedule Rights Notice due [***] [***] [***] [***] [***] Dec-2025 [***] 1 [***] 67337 [***] [***] eschedule Rights Notice due [***] [***] [***] [***] [***] Dec-2025 [***] 1 [***] 67336 [***] [***] eschedule Rights Notice due [***] [***] [***] [***] [***] Dec-2025 [***] 1 [***] 70688 [***] [***] *(8) [***] [***] [***] [***] [***] Dec-2025 [***] 1 [***] 70689 [***] [***] *(8) [***] [***] [***] [***] [***] Dec-2025 [***] 1 [***] 70690 [***] [***] *(8) [***] [***] [***] [***] [***] Jan-2026 [***] 1 [***] 42613 [***] [***] [***] [***] [***] [***] [***] Jan-2026 [***] 1 [***] 42616 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jan-2026 [***] 1 [***] 42618 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jan-2026 [***] 1 [***] 69041 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jan-2026 [***] 1 [***] 70630 [***] [***] *(8) [***] [***] [***] [***] [***] Jan-2026 [***] 1 [***] 70698 [***] [***] *(8) [***] [***] [***] [***] [***] Feb-2026 [***] 1 [***] 69043 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Feb-2026 [***] 1 [***] 69044 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Feb-2026 [***] 1 [***] 67340 [***] [***] [***] [***] [***] [***] [***] Feb-2026 [***] 1 [***] 67405 [***] [***] [***] [***] [***] [***] [***] Feb-2026 [***] 1 [***] 70687 [***] [***] *(8) [***] [***] [***] [***] [***] Mar-2026 [***] 1 [***] 42640 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Mar-2026 [***] 1 [***] 42628 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Mar-2026 [***] 1 [***] 67342 [***] [***] [***] [***] [***] [***] [***] Mar-2026 [***] 1 [***] 67341 [***] [***] [***] [***] [***] [***] [***] Mar-2026 [***] 1 [***] 67407 [***] [***] [***] [***] [***] [***] [***] Mar-2026 [***] 1 [***] 67406 [***] [***] [***] [***] [***] [***] [***] Mar-2026 [***] 1 [***] 70697 [***] [***] *(8) [***] [***] [***] [***] [***] Mar-2026 [***] 1 [***] 70699 [***] [***] *(8) [***] [***] [***] [***] [***] Apr-2026 [***] 1 [***] 69431 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Apr-2026 [***] 1 [***] 69427 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Apr-2026 [***] 1 [***] 69426 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Apr-2026 [***] 1 [***] 67343 [***] [***] [***] [***] [***] [***] [***] Apr-2026 [***] 1 [***] 67408 [***] [***] [***] [***] [***] [***] [***] May-2026 [***] 1 [***] 69432 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-23 Page 8

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(10) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] May-2026 [***] 1 [***] 42645 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] May-2026 [***] 1 [***] 67345 [***] [***] [***] [***] [***] [***] [***] May-2026 [***] 1 [***] 67344 [***] [***] [***] [***] [***] [***] [***] May-2026 [***] 1 [***] 67409 [***] [***] [***] [***] [***] [***] [***] May-2026 [***] 1 [***] 67410 [***] [***] [***] [***] [***] [***] [***] Jun-2026 [***] 1 [***] 42644 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jun-2026 [***] 1 [***] 69006 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jun-2026 [***] 1 [***] 42643 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jun-2026 [***] 1 [***] 67346 [***] [***] [***] [***] [***] [***] [***] Jun-2026 [***] 1 [***] 67411 [***] [***] [***] [***] [***] [***] [***] Jul-2026 [***] 1 [***] 69008 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jul-2026 [***] 1 [***] 69007 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jul-2026 [***] 1 [***] 69009 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jul-2026 [***] 1 [***] 67347 [***] [***] [***] [***] [***] [***] [***] Jul-2026 [***] 1 [***] 67412 [***] [***] [***] [***] [***] [***] [***] Aug-2026 [***] 1 [***] 69011 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Aug-2026 [***] 1 [***] 69016 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Aug-2026 [***] 1 [***] 42659 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Aug-2026 [***] 1 [***] 67348 [***] [***] [***] [***] [***] [***] [***] Aug-2026 [***] 1 [***] 67413 [***] [***] [***] [***] [***] [***] [***] Sep-2026 [***] 1 [***] 42660 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Sep-2026 [***] 1 [***] 69037 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Sep-2026 [***] 1 [***] 69038 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Sep-2026 [***] 1 [***] 67349 [***] [***] [***] [***] [***] [***] [***] Sep-2026 [***] 1 [***] 67414 [***] [***] [***] [***] [***] [***] [***] Oct-2026 [***] 1 [***] 69039 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Oct-2026 [***] 1 [***] 69042 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Oct-2026 [***] 1 [***] 67351 [***] [***] [***] [***] [***] [***] [***] Oct-2026 [***] 1 [***] 67350 [***] [***] [***] [***] [***] [***] [***] Oct-2026 [***] 1 [***] 67416 [***] [***] [***] [***] [***] [***] [***] Oct-2026 [***] 1 [***] 67415 [***] [***] [***] [***] [***] [***] [***] Nov-2026 [***] 1 [***] 69045 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Nov-2026 [***] 1 [***] 42663 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Nov-2026 [***] 1 [***] 67352 [***] [***] [***] [***] [***] [***] [***] Nov-2026 [***] 1 [***] 67417 [***] [***] [***] [***] [***] [***] [***] Dec-2026 [***] 1 [***] 42667 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-23 Page 9

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(10) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] Dec-2026 [***] 1 [***] 69424 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Dec-2026 [***] 1 [***] 67353 [***] [***] [***] [***] [***] [***] [***] Dec-2026 [***] 1 [***] 67418 [***] [***] [***] [***] [***] [***] [***] Jan-2027 [***] 1 [***] 67354 [***] [***] [***] [***] [***] [***] [***] Feb-2027 [***] 1 [***] 67355 [***] [***] [***] [***] [***] [***] [***] Mar-2027 [***] 1 [***] 67357 [***] [***] [***] [***] [***] [***] [***] Mar-2027 [***] 1 [***] 67356 [***] [***] [***] [***] [***] [***] [***] Apr-2027 [***] 1 [***] 69425 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Apr-2027 [***] 1 [***] 67358 [***] [***] [***] [***] [***] [***] [***] May-2027 [***] 1 [***] 69428 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] May-2027 [***] 1 [***] 67360 [***] [***] [***] [***] [***] [***] [***] May-2027 [***] 1 [***] 67359 [***] [***] [***] [***] [***] [***] [***] Jun-2027 [***] 1 [***] 67361 [***] [***] [***] [***] [***] [***] [***] Jul-2027 [***] 1 [***] 67362 [***] [***] [***] [***] [***] [***] [***] Aug-2027 [***] 1 [***] 67363 [***] [***] [***] [***] [***] [***] [***] Sep-2027 [***] 1 [***] 67364 [***] [***] [***] [***] [***] [***] [***] Oct-2027 [***] 1 [***] 69429 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Oct-2027 [***] 1 [***] 67366 [***] [***] [***] [***] [***] [***] [***] Oct-2027 [***] 1 [***] 67365 [***] [***] [***] [***] [***] [***] [***] Nov-2027 [***] 1 [***] 69430 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Nov-2027 [***] 1 [***] 67367 [***] [***] [***] [***] [***] [***] [***] Dec-2027 [***] 1 [***] 67368 [***] [***] [***] [***] [***] [***] [***] Jan-2028 [***] 1 [***] 67369 [***] [***] [***] [***] [***] [***] [***] Feb-2028 [***] 1 [***] 67370 [***] [***] [***] [***] [***] [***] [***] Mar-2028 [***] 1 [***] 67372 [***] [***] [***] [***] [***] [***] [***] Mar-2028 [***] 1 [***] 67371 [***] [***] [***] [***] [***] [***] [***] Apr-2028 [***] 1 [***] 67373 [***] [***] [***] [***] [***] [***] [***] May-2028 [***] 1 [***] 67375 [***] [***] [***] [***] [***] [***] [***] May-2028 [***] 1 [***] 67374 [***] [***] [***] [***] [***] [***] [***] Jun-2028 [***] 1 [***] 67376 [***] [***] [***] [***] [***] [***] [***] Jul-2028 [***] 1 [***] 67377 [***] [***] [***] [***] [***] [***] [***] Aug-2028 [***] 1 [***] 67378 [***] [***] [***] [***] [***] [***] [***] Sep-2028 [***] 1 [***] 67379 [***] [***] [***] [***] [***] [***] [***] Oct-2028 [***] 1 [***] 67381 [***] [***] [***] [***] [***] [***] [***] Oct-2028 [***] 1 [***] 67380 [***] [***] [***] [***] [***] [***] [***] Nov-2028 [***] 1 [***] 67382 [***] [***] [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-23 Page 10

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(10) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] Dec-2028 [***] 1 [***] 67383 [***] [***] [***] [***] [***] [***] [***] Jan-2029 [***] 1 [***] 67385 [***] [***] [***] [***] [***] [***] [***] Jan-2029 [***] 1 [***] 67384 [***] [***] [***] [***] [***] [***] [***] Jan-2029 [***] 1 [***] 69679 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jan-2029 [***] 1 [***] 69680 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jan-2029 [***] 1 [***] 69681 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2029 [***] 1 [***] 67386 [***] [***] [***] [***] [***] [***] [***] Feb-2029 [***] 1 [***] 69682 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2029 [***] 1 [***] 69683 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2029 [***] 1 [***] 69684 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Mar-2029 [***] 1 [***] 67387 [***] [***] [***] [***] [***] [***] [***] Mar-2029 [***] 1 [***] 67388 [***] [***] [***] [***] [***] [***] [***] Mar-2029 [***] 1 [***] 69685 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2029 [***] 1 [***] 67389 [***] [***] [***] [***] [***] [***] [***] Apr-2029 [***] 1 [***] 69686 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2029 [***] 1 [***] 69687 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] May-2029 [***] 1 [***] 67391 [***] [***] [***] [***] [***] [***] [***] May-2029 [***] 1 [***] 67390 [***] [***] [***] [***] [***] [***] [***] May-2029 [***] 1 [***] 69688 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jun-2029 [***] 1 [***] 67392 [***] [***] [***] [***] [***] [***] [***] Jun-2029 [***] 1 [***] 67393 [***] [***] [***] [***] [***] [***] [***] Jun-2029 [***] 1 [***] 69689 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jul-2029 [***] 1 [***] 67394 [***] [***] [***] [***] [***] [***] [***] Jul-2029 [***] 1 [***] 67395 [***] [***] [***] [***] [***] [***] [***] Jul-2029 [***] 1 [***] 69690 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2029 [***] 1 [***] 67396 [***] [***] [***] [***] [***] [***] [***] Aug-2029 [***] 1 [***] 67397 [***] [***] [***] [***] [***] [***] [***] Aug-2029 [***] 1 [***] 69691 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Sep-2029 [***] 1 [***] 67398 [***] [***] [***] [***] [***] [***] [***] Sep-2029 [***] 1 [***] 67399 [***] [***] [***] [***] [***] [***] [***] Sep-2029 [***] 1 [***] 69692 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2029 [***] 1 [***] 67400 [***] [***] [***] [***] [***] [***] [***] Oct-2029 [***] 1 [***] 69693 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2029 [***] 1 [***] 69694 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Nov-2029 [***] 1 [***] 67401 [***] [***] [***] [***] [***] [***] [***] Nov-2029 [***] 1 [***] 69695 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-23 Page 11

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(10) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] Nov-2029 [***] 1 [***] 69696 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Dec-2029 [***] 1 [***] 67403 [***] [***] [***] [***] [***] [***] [***] Dec-2029 [***] 1 [***] 67402 [***] [***] [***] [***] [***] [***] [***] Jan-2030 [***] 1 [***] 69697 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jan-2030 [***] 1 [***] 69698 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jan-2030 [***] 1 [***] 69699 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2030 [***] 1 [***] 69700 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2030 [***] 1 [***] 69701 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2030 [***] 1 [***] 69702 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2030 [***] 1 [***] 69703 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Mar-2030 [***] 1 [***] 69704 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Mar-2030 [***] 1 [***] 69705 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Mar-2030 [***] 1 [***] 69706 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Mar-2030 [***] 1 [***] 69707 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2030 [***] 1 [***] 69708 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2030 [***] 1 [***] 69709 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2030 [***] 1 [***] 69710 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2030 [***] 1 [***] 69711 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] May-2030 [***] 1 [***] 69712 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] May-2030 [***] 1 [***] 69713 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] May-2030 [***] 1 [***] 69714 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] May-2030 [***] 1 [***] 69715 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jun-2030 [***] 1 [***] 69716 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jun-2030 [***] 1 [***] 69717 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jun-2030 [***] 1 [***] 69718 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jun-2030 [***] 1 [***] 69719 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jul-2030 [***] 1 [***] 69720 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jul-2030 [***] 1 [***] 69721 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jul-2030 [***] 1 [***] 69722 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jul-2030 [***] 1 [***] 69723 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2030 [***] 1 [***] 69724 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2030 [***] 1 [***] 69725 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2030 [***] 1 [***] 69726 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2030 [***] 1 [***] 69727 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Sep-2030 [***] 1 [***] 69728 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Sep-2030 [***] 1 [***] 69729 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-23 Page 12

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(10) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] Sep-2030 [***] 1 [***] 69730 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Sep-2030 [***] 1 [***] 69731 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2030 [***] 1 [***] 69732 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2030 [***] 1 [***] 69733 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2030 [***] 1 [***] 69734 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2030 [***] 1 [***] 69735 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Nov-2030 [***] 1 [***] 69736 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Nov-2030 [***] 1 [***] 69737 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Nov-2030 [***] 1 [***] 69738 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Dec-2030 [***] 1 [***] 69739 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Dec-2030 [***] 1 [***] 69740 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Dec-2030 [***] 1 [***] 69741 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jan-2031 [***] 1 [***] 69742 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jan-2031 [***] 1 [***] 69743 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jan-2031 [***] 1 [***] 69744 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2031 [***] 1 [***] 69745 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2031 [***] 1 [***] 69746 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2031 [***] 1 [***] 69747 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2031 [***] 1 [***] 69748 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Mar-2031 [***] 1 [***] 69749 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Mar-2031 [***] 1 [***] 69750 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Mar-2031 [***] 1 [***] 69751 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Mar-2031 [***] 1 [***] 69752 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2031 [***] 1 [***] 69753 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2031 [***] 1 [***] 69754 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2031 [***] 1 [***] 69755 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2031 [***] 1 [***] 69756 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] May-2031 [***] 1 [***] 69757 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] May-2031 [***] 1 [***] 69758 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] May-2031 [***] 1 [***] 69759 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] May-2031 [***] 1 [***] 69760 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jun-2031 [***] 1 [***] 69761 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jun-2031 [***] 1 [***] 69762 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jun-2031 [***] 1 [***] 69763 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jun-2031 [***] 1 [***] 69764 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jul-2031 [***] 1 [***] 69765 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-23 Page 13

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(10) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] Jul-2031 [***] 1 [***] 69766 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jul-2031 [***] 1 [***] 69767 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jul-2031 [***] 1 [***] 69768 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2031 [***] 1 [***] 69769 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2031 [***] 1 [***] 69770 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2031 [***] 1 [***] 69771 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2031 [***] 1 [***] 69772 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Sep-2031 [***] 1 [***] 69773 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Sep-2031 [***] 1 [***] 69774 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Sep-2031 [***] 1 [***] 69775 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Sep-2031 [***] 1 [***] 69776 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2031 [***] 1 [***] 69777 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2031 [***] 1 [***] 69778 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2031 [***] 1 [***] 69779 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2031 [***] 1 [***] 69780 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Nov-2031 [***] 1 [***] 69781 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Nov-2031 [***] 1 [***] 69782 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Nov-2031 [***] 1 [***] 69783 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Dec-2031 [***] 1 [***] 69784 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Dec-2031 [***] 1 [***] 69785 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Dec-2031 [***] 1 [***] 69786 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Total: 296 *(1) [***] *(2) Manufacturer Serial Numbers (MSN) are for reference only and are subject to change. *(3.2)[***] *(3.3) [***] *(4) [***] *(6) 737-8 Sub: Original Options Substituted into -7 SWA-PA-03729-LA-1106471R2 / SWA-PA-03729-LA-1106473R2 *(7) 737-7 (2023) Firm: New one hundred and sixteen (108) -7 2023 Firm A/C SWA-PA-03729-LA-2304184 *(8) 737-8 Sub: 2020 Options Substituted into -7 SWA-PA-03729-LA-1106471R2 / SWA-PA-03729-LA-1106473R2 *(9) Reschedule Right/2025 Flexible Delivery Positions provided per LA-2400908 *(10) No change to delivery date from SA-22. Updated Delivery Guidance will be provided separately in Delay Characterization Notice. Notes: *(3.1) [***] *(5) Substitutions: These one hundred and sixty-three (163) Aircraft were substituted into 737-8 in SA-16, SA-18, SA-19, SA-20, SA-21 and SA-23, reference Letter Agreement Nos. SWA-PA-03729-LA-2103755, SWA-PA-3729-LA-2202855R5 and this Table 1B for pricing terms and conditions for these one hundred and fifty-two (152) substituted Aircraft. SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-23 Page 14

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(10) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] (1) [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-23 Page 15

Attachment 1-A To Letter Agreement No. 1106474R8 Aircraft Delivery, Description, Price and Advance Payments Airframe Model/MTOW: 737-8 181,200 pounds Detail Specification: D019A008-S (5/1/2017) Engine Model/Thrust: CFMLEAP-1B28(1) 27,900 pounds Airframe Price Base Year/Escalation Formula Jul-11 Airframe Price: [***] Engine Price Base Year/Escalation Formula: N/A Optional Features: [***] Sub-Total of Airframe and Features: [***] Airframe Escalation Data: Engine Price (Per Aircraft): [***] Base Year Index (ECI): [***] Aircraft Basic Price (Excluding BFE/SPE): [***] Base Year Index (CPI): [***] Buyer Furnished Equipment (BFE) Estimate: [***] Seller Purchased Equipment (SPE) Estimate: [***] Non-Refundable Deposit/Aircraft at Def Agreement: [***] Invoice Escalation Option Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Escalation Exercise Date Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Factor Forecast Deadline [***] Note Price Per A/P [***] [***] [***] [***] Apr-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Apr-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] May-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] May-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jun-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jul-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jul-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Total: 8 *(1) [***] *(2) Manufacturer's serial numbers (MSNs) are for reference only and are subject to change *(3.2) [***] *(3.3) [***] *** [***] Note: *(3.1) [***] (1) [***] SWA-PA-03729-LA-1106474R8 Boeing Proprietary SA-23 Page 1

Attachment 1-B To Letter Agreement No. SWA-PA-03729-LA-1106474R8 Aircraft Delivery, Description, Price and Advance Payments Airframe Model/MTOW: 737-8 181,200 pounds Detail Specification: D019A008-S (5/1/2017) 4Q20 External Fcst Engine Model/Thrust: CFMLEAP-1B28(1) 27,900 pounds Airframe Price Base Year/Escalation Formula: Jul-11 Non-Standard Airframe Price: [***] Engine Price Base Year/Escalation Formula: Jul-11 Non-Standard Optional Features: [***] Sub-Total of Airframe and Features: [***] Airframe Escalation Data: Engine Price (Per Aircraft): [***] Base Year Index (ECI): [***] Aircraft Basic Price (Excluding BFE/SPE): [***] Base Year Index (CPI): [***] Buyer Furnished Equipment (BFE) Estimate: [***] Seller Purchased Equipment (SPE) Estimate: [***] Deposit per Aircraft: [***] Invoice Escalation Option Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Escalation Exercise Date Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Factor Forecast Deadline [***] Note Price Per A/P [***] [***] [***] [***] Apr-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Apr-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Apr-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Apr-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jun-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Oct-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Oct-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Nov-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Nov-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Dec-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Dec-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Dec-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jan-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jan-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jan-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Feb-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Feb-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Mar-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Mar-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Apr-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Apr-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] SWA-PA-03729 - 1106474R8 Boeing Proprietary SA-23 Page 1

Attachment 1-B To Letter Agreement No. SWA-PA-03729-LA-1106474R8 Aircraft Delivery, Description, Price and Advance Payments Invoice Escalation Option Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Escalation Exercise Date Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Factor Forecast Deadline [***] Note Price Per A/P [***] [***] [***] [***] May-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] May-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jun-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jun-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jul-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jul-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Total: 32 *(1) [***] *(2) Manufacturer's serial numbers (MSNs) are for reference only and are subject to change *(3.2) [***] *(3.3) [***] Note: *(3.1)[***] (1) [***] SWA-PA-03729 - 1106474R8 Boeing Proprietary SA-23 Page 2

SWA-PA-03729-LA-2202855R5 SA-23 2023 MAX Production Plan Page 1 BOEING PROPRIETARY The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207 SWA-PA-03729-LA-2202855R5 Southwest Airlines Co. 2702 Love Field Drive P.O. Box 36611 Dallas, Texas 75235-1611 Subject: 2023-2025 MAX Production Plan References: 1) Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to model 737-8 and model 737-7 aircraft (collectively, Aircraft) 2) Table 1A to the Purchase Agreement entitled “Table 1A to Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft” (Table 1A) 3) Table 1B to the Purchase Agreement entitled “Table 1B to Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft” (Table 1B) This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. 1. 737-8 Special Substitution Aircraft 1.1 , Boeing and Customer have agreed to the substitution of one hundred forty-two (142) model 737-7 Aircraft with scheduled escalation delivery months in January 2023 through May 2025 (737-8 Special 2023-2025 Substitution Aircraft), as shown in the table immediately below and reflected in Table 1A and Table 1B to the Purchase Agreement. Escalation Delivery Month Quantity of 737-8 Special 2023-2025 Substitution Aircraft January 2023 10 February 2023 10 March 2023 10 April 2023 10 [***]

SWA-PA-03729-LA-2202855R5 SA-23 2023-2025 MAX Production Plan Page 2 BOEING PROPRIETARY May 2023 8 June 2023 3 July 2023 5 August 2023 2 September 2023 4 October 2023 3 November 2023 4 December 2023 4 January 2024 5 February 2024 6 March 2024 8 April 2024 8 May 2024 8 June 2024 1 November 2024 3 January 2025 5 February 2025 7 March 2025 11 April 2025 4 May 2025 3 Total 142 1.2 1.3 [***] [***]

SWA-PA-03729-LA-2202855R5 SA-23 2023-2025 MAX Production Plan Page 3 BOEING PROPRIETARY 1.4 2. Assignment Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in (i) this Letter Agreement and (ii) Letter Agreement No. SWA-PA- 03729-LA-2103755 are provided to Customer in consideration of Customer's becoming the operator of the Aircraft and cannot be assigned in whole or in part. 3. Confidentiality Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations. [***]

SWA-PA-03729-LA-2202855R5 SA-23 2023-2025 MAX Production Plan Page 4 BOEING PROPRIETARY Very truly yours, THE BOEING COMPANY By /s/ Herbert C. Portillo Name Herbert C. Portillo Its Attorney-In-Fact ACCEPTED AND AGREED TO this Date: December 23, 2024 SOUTHWEST AIRLINES CO. By /s/ Jon Stephens Name Jon Stephens Its VP Fleet Management